UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/26/2008

Delphax Technologies Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-10691

Minnesota	41-1392000
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

6100 West 110th Street
Bloomington, Minnesota 55438-2664
(Address of principal executive offices, including zip code)

952-939-9000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

Item 1.02.    Termination of a Material Definitive Agreement

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Item 2.04.    Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement

Supply and Self Maintenance Agreement

On November 26, 2008 the Company and its largest customer, Harland Clarke Corp. ("Harland Clarke"), entered into a Supply and Self Maintenance Agreement that replaces their existing maintenance agreement. Under the new agreement, (1) the Company will continue to supply Harland Clarke's requirements for parts, supplies, tools, equipment and other consumables to support Harland Clarke's Imaggia printers, and (2) most, if not all, of the Company's employees who had provided maintenance services at various Harland production sites will be offered employment by Harland Clarke. The term of the Supply and Self Maintenance Agreement is three years, with automatic renewals for additional one year terms, unless terminated by Harland Clarke on twelve months prior notice at any time during the original term or any renewal term.

The foregoing summary description of the Supply and Self Maintenance Agreement does not purport to be complete and is qualified in its entirety by reference to that agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.
Forbearance Agreements and Third Amendment to Credit and Security Agreements

As previously disclosed, on August 7, 2008, Harland Clarke acquired the interests of the Company's U.S. and Canadian senior lenders and now acts as the Company's revolving credit provider. As of November 25, 2008, the Company had approximately $2.5 million and $3.3 million of indebtedness outstanding under U.S. and Canadian credit facilities, respectively. The Company and its Canadian subsidiary were not in compliance with covenants under the senior loan documents concerning the Company's maximum net loss, delivery of financial projections and other information, and reaching agreement on new financial covenants for the Company's fiscal year ending September 30, 2009 ("fiscal 2009").

On November 26, 2008 the Company and Harland Clarke entered into a Forbearance Agreement and Third Amendment to Credit and Security Agreement with respect to both the U.S. and Canadian senior credit facilities.   Under these agreements, (1) new financial covenants were agreed upon for fiscal 2009, (2) subject to the Company complying with those covenants, Harland Clarke agreed to forbear enforcement action based on the existing defaults and for those defaults to be automatically waived at the time the Company completes delivery of supplies and parts that were ordered by Harland Clarke in August 2008 and are expected to be fully delivered in fiscal 2009, and (3) the Company's borrowing base and availability under the senior credit facilities are to be progressively reduced during fiscal 2009 by amounts that the Company believes are consistent with its capital needs.

The foregoing summary description of the Forbearance Agreement and Third Amendment to Credit and Security Agreement with respect to the Company's U.S. and Canadian senior credit facilities does not purport to be complete and is qualified in its entirety by reference to those agreements, which are filed as Exhibit 10.2 and 10.3 hereto and incorporated by reference herein.

Second Amendment to Securities Purchase Agreement; Amended and Restated 12% Secured Subordinated Note

As previously disclosed, on August 14, 2008, Harland Clarke acquired the interests of the Company's subordinated lender, including indebtedness under a $7.0 million secured subordinated note issued by the Company's Canadian subsidiary. Various events of default had been claimed under the subordinated loan documents including defaults related to the Company's common stock not be listed on NASDAQ and payment of certain penalty provisions.

On November 26, 2008 the Company and Harland Clarke have entered into a Second Amendment to Securities Purchase Agreement and an Amended and Restated 12% Secured Subordinated Note respect to the Company's subordinated debt now held by Harland Clarke.   Under these agreements (1) Harland Clarke waived a portion of the interest payment that was due on September 1, 2008 and the Company agreed to pay the balance, and (2) Harland Clarke agreed to waive existing defaults under the documents governing the subordinated debt.

The foregoing summary description of the Second Amendment to Securities Purchase Agreement and the Amended and Restated 12% Secured Subordinated Note does not purport to be complete and is qualified in its entirety by reference to those agreements, which are filed as Exhibit 10.4 and 10.5 hereto and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits.

The following documents are filed as Exhibits to this Current Report on Form 8-K:

Exhibit No.

10.1         Supply and Self Maintenance Agreement between Delphax Technologies Inc. and Harland Clarke Corp. dated November 26, 2008*

10.2        Forbearance Agreement and Third Amendment to Credit and Security Agreement by and between Delphax Technologies Inc. and Harland Clarke Corp. dated November 26, 2008
10.3        Forbearance Agreement and Third Amendment to Credit and Security Agreement by and between Delphax Technologies Canada Limited and Scantron Canada Limited dated November 26, 2008
10.4         Second Amendment to Securities Purchase Agreement by and among Delphax Technologies Inc., Delphax Technologies Canada Limited and Harland Clarke Corp., dated November 26, 2008
10.5        Delphax Technologies Canada Limited Amended and Restated 12% Secured Subordinated $7.0 Million Note
10.6         Letter Agreement - Credit and Security Agreement between Delphax Technologies Inc. and Harland Clarke Corp., as successor to Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division ("Lender"), dated September 10, 2007, as amended by a First Amendment to Credit and Security Agreement dated as of February 15, 2008 and a Second Amendment to Credit and Security Agreement dated as of June 30, 2008(1)
10.7         Termination Letter regarding Warrants and Registration Rights (2)
10.8        Consent and Reaffirmation of Loan Documents (3)
10.9        Second Amendment to Credit and Security Agreement entered into by and between Delphax Technologies Inc. and Wells Fargo Bank National Association dated July 9, 2008 effective June 30, 2008(4)
10.10        Second Amendment to Credit and Security Agreement, entered into by and between Delphax Technologies Canada Limited and Wells Fargo Financial Corporation Canada dated July 9, 2008 effective June 30, 2008(5)
10.11        Maintenance Agreement-Harland-Product Protection Plan-1/1/2005(6)*
10.12        First Amendment to Maintenance Agreement-Harland-Product Protection Plan-1/1/2008(7)*
10.13        First Amendment to Credit and Security Agreement entered into by and between Delphax Technologies Inc. and Wells Fargo Bank National Association dated February 28, 2008 effective December 31, 2007 (8)
10.14        First Amendment to Credit and Security Agreement, entered into by and between Delphax Technologies Canada Limited and Wells Fargo Financial Corporation Canada dated February 28, 2008 effective December 31, 2007 (9)
10.15   Credit and Security Agreement dated September 10, 2007 between Delphax Technologies Inc. and Wells Fargo Bank Minnesota National Association (10)
10.16   Credit and Security Agreement dated September 10, 2007 between Delphax Technologies Canada Limited and Wells Fargo Financial Corporation Canada (11)
10.17   First Amendment dated September 10, 2007 to Securities Purchase Agreement dated March 26, 2007 among Delphax Technologies Inc., Delphax Technologies Canada Limited and Whitebox Delphax, Ltd. (12)
10.18 US $7,000,000 12% Secured Subordinated Promissory Note dated September 10, 2007 issued by Delphax Technologies Canada Limited to Whitebox Delphax, Ltd.(13)

*Material has been omitted pursuant to a request for confidential treatment and the material has been filed separately.

(1) Incorporated by reference to Exhibit 10.1 to Delphax Technologies Inc. Form 8-K filed on October 2, 2008.
(2) Incorporated by reference to Exhibit 10.1 to Delphax Technologies Inc. Form 8-K filed on August 15, 2008.
(3) Incorporated by reference to Exhibit 10.2 to Delphax Technologies Inc. Form 8-K filed on August 15, 2008.
(4) Incorporated by reference to Exhibit 10.1 to Delphax Technologies Inc. Form 8-k filed on July 10, 2008.Incorporated by reference to Exhibit 4.1 to Delphax Technologies Inc. Form 8-K filed on September 13, 2007.
(5) Incorporated by reference to Exhibit 10.2 to Delphax Technologies Inc. Form 8-K filed on July 10, 2008.
(6) Incorporated by reference to Exhibit 10.1 to Form 10-Q of Delphax Technologies Inc. filed on May 13, 2008.
(7) Incorporated by reference to Exhibit 10.1 to Delphax Technologies Inc. Form 8-K filed on July 10, 2008.
(8) Incorporated by reference to Exhibit 10.1 to Delphax Technologies Inc. Form 8-K filed on March 5, 2008.
(9) Incorporated by reference to Exhibit 10.2 to Delphax Technologies Inc. Form 8-K filed on March 5, 2008.
(10) Incorporated by reference to Exhibit 4.1 to Delphax Technologies Inc. Form 8-K filed on September 13, 2007.
(11) Incorporated by reference to Exhibit 4.2 to Delphax Technologies Inc. Form 8-K filed on September 13, 2007.
(12) Incorporated by reference to Exhibit 4.4 to Delphax Technologies Inc. Form 8-K filed on September 13, 2007.
(13) Incorporated by reference to Exhibit 4.6 to Delphax Technologies Inc. Form 8-K filed on September 13, 2007.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Delphax Technologies Inc.

Date: December 03, 2008	By:	/s/ Gregory S. Furness
Gregory S. Furness
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-10.2	Forbearance Agreement and Third Amendment to Credit and Security Agreement by and between Delphax Technologies Inc. and Harland Clarke Corp. dated November 26, 2008
EX-10.3	Forbearance Agreement and Third Amendment to Credit and Security Agreement by and between Delphax Technologies Canada Limited and Scantron Canada Limited dated November 26, 2008
EX-10.4	Second Amendment to Securities Purchase Agreement by and among Delphax Technologies Inc., Delphax Technologies Canada Limited and Harland Clarke Corp., dated November 26, 2008
EX-10.5	Delphax Technologies Canada Limited Amended and Restated 12% Secured Subordinated $7.0 Million Note
EX-10.1
Supply and Maintenance Agreement dated November 26, 2008 between Delphax Technologies Inc. and Harland Clarke * (* Material has been omitted pursuant to a request for confidential treatment and the material has been filed separately.)